Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Archer-Daniels-Midland Company (the "Company") on Form 10-K for the fiscal year ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, G. A. Andreas, Chairman and Chief Executive of the Company, certify that:

      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ G. A. Andreas

G. A. Andreas

Chairman and Chief Executive

September 3, 2003